Short-Term Debt	3 Months Ended
Mar. 31, 2011
Short-Term Debt [Abstract]
Short-Term Debt
Note 6 - Short-Term Debt

    Senior Notes

    On March 17, 2011, we issued $1,000.0 million aggregate principal amount of unsecured 3.25% senior notes due 2016 at a discount of $7.6 million and $1,500.0 million aggregate principal amount of unsecured 4.70% senior notes due 2021 at a discount of $29.6 million (collectively the "Notes") in a public offering. Interest on the Notes is payable semiannually in March and September of each year.  The Notes were issued pursuant to an Indenture between us and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), dated March 17, 2011 (the "Indenture"), and a Supplemental Indenture between us and the Trustee, dated March 17, 2011 (the "Supplemental Indenture").

    We intend to use the proceeds from the sale of the Notes to fund a portion of the cash consideration payable in connection with the proposed merger with Pride. However, in the event that, for any reason, (i) we do not consummate the merger prior to 5:00 p.m., New York City time, on February 3, 2012 or (ii) the merger agreement with Pride is terminated at any time before such time but after September 17, 2011, we must redeem all of the Notes at a redemption price equal to 102% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the special mandatory redemption date. If the merger agreement with Pride is terminated at any time on or before September 17, 2011, we must redeem the Notes at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the special mandatory redemption date. "Special mandatory redemption date" means the earlier to occur of (1) March 9, 2012, if the merger has not been consummated prior to 5:00 p.m., New York City time, on February 3, 2012, or (2) the 35th day (or if such day is not a business day, the first business day thereafter) following the termination of the merger agreement with Pride for any reason.

    Due to the aforementioned redemption features, the Notes were classified as short-term debt on our condensed consolidated balance sheet as of March 31, 2011 and will be reclassified as long-term debt in the event the merger is consummated within the timeframe described above.

    We may also redeem each series of the Notes, in whole or in part, at any time, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a "make-whole" premium. The Notes, the Indenture and the Supplemental Indenture also contain customary events of default, including failure to pay principal or interest on the Notes when due, among others. The Supplemental Indenture contains certain restrictions, including, among others, restrictions on our ability and the ability of our subsidiaries to create or incur secured indebtedness, enter into certain sale/leaseback transactions and enter into certain merger or consolidation transactions.

    Bridge Term Facility

    On February 6, 2011, we entered into a bridge commitment letter (the "Commitment Letter") with Deutsche Bank AG Cayman Islands Branch ("DBCI"), Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. ("Citi"). Pursuant to the Commitment Letter, DBCI and Citi committed to provide a $2,750.0 million unsecured bridge term loan facility (the "Bridge Term Facility") to fund a portion of the cash consideration in the merger with Pride.  Upon receipt of the proceeds from the issuance of the Notes, we determined that we had adequate cash resources to fund the cash component of the consideration payable in connection with the proposed merger with Pride, and accordingly the Bridge Term Facility was terminated.